Exhibit 99.1
Cowen and Company 27th Annual Health Care Conference March 13, 2007

Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among these risks, trends and uncertainties are decisions by the FDA regarding whether and when to approve Thelin(tm) as well as their decisions regarding labeling and other matters that could affect the availability or commercial potential of Thelin; timing and outcome of regulatory action on competing products; sales levels of our products and availability of financing and revenues sufficient to fund research and development of product candidates, commercial business operations and to repay our outstanding indebtedness; our estimate of the sufficiency of our existing capital resources; market acceptance of Thelin and the actual rate of acceptance; our ability to raise additional capital to fund cash requirements for future operations; timing and cost of our clinical trials; success of our drug research and development activities; our ability to protect our patents and other intellectual property for Thelin; estimates concerning the PAH patient population and PAH diagnosis rates; our ability to predict revenues from Thelin and expense levels in 2007 and beyond; and our ability to quickly and successfully commercialize Thelin in the EU and Australia, as well as the speed with which pricing and reimbursement approvals and product launches for Thelin may be achieved in Ireland, Netherlands and other countries of the EU, and in Australia. In particular, careful consideration should be given to cautionary statements made in the various reports Encysive Pharmaceuticals Inc. has filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and in its reports on Forms 10-Q and 8-K. The Company undertakes no duty to update or revise these forward-looking statements.

Overview Encysive is engaged in the development and commercialization of novel, synthetic, small molecule compounds in the area of vascular biology Company headquarters in Houston; European operations (Encysive UK Ltd) based outside London First product (Argatroban) approved and marketed by GlaxoSmithKline Second product (THELIN(r) sitaxentan sodium) approved in Europe (launched in UK & Germany) and Australia; "approvable" letter issued in United States

Investment Highlights In August 2006 THELIN(r) (sitaxentan sodium) 100 mg tablets approved for treatment of PAH in all 27 countries of European Union Launched in the UK in Nov. Launched in Germany in Dec. Approved in Australia in March 2007

Investment Highlights 2 additional regulatory reviews pending for THELIN(tm) US FDA "approvable letter" Canada Commercial organization in place in both United States and Europe Attractive product opportunity ENCY owns 100% of worldwide THELIN revenues Efficient market, premium pricing Growing PAH market Follow-on indications for THELIN in clinical studies Robust pipeline ..

Pulmonary Arterial Hypertension (PAH) Rare, life-threatening condition causing high blood pressure in the lungs due to narrowing and stiffening of pulmonary arteries Symptoms include shortness of breath, fatigue, dizzy spells, fainting, chest pain, and swelling of ankles and legs PAH may develop without a known cause (primary or idiopathic disease) PAH is more commonly related to other conditions, such as connective tissue disease (e.g., systemic lupus or scleroderma), congenital heart disease or HIV

PAH - A Growing Market Opportunity... Estimated 100,000-200,000 patients in North America and Europe Market still growing rapidly Physician awareness continues to grow Estimated $700MM in ETRA product sales in 2006 with double digit growth New entrant can fuel growth Rate of diagnosis continues to rise each year to rise each year to rise each year to rise each year to rise each year to rise each year to rise each year to rise each year to rise each year to rise each year to rise each year to rise each year to rise each year to rise each year to rise each year to rise each year to rise each year to rise each year to rise each year

Diagnosed PAH Patients Projected to Double by 2009... Source: Encysive Internal Market Model, 2005

Basis for Regulatory Submissions Two successful pivotal trials completed (STRIDE-1, STRIDE-2) More than 1,000 PAH patients treated with THELIN(tm) in clinical studies

STRIDE-1: Efficacy At 12 weeks, THELIN(tm) 100 mg (vs. placebo) improved: 6MW distance (placebo-corrected 35 m, p < 0.01) WHO FC (29% improved, p < 0.02) Hemodynamics PVR decreased 221 dyn/sec/cm-5 (p < 0.001) CI increased 0.3 L/min/m2 (p < 0.02) Barst RJ, et al. Am J Respir Crit Care Med. 2004;169:441-447

STRIDE-2: Efficacy Treatment with THELIN(tm) 100 mg (vs. placebo) at 18 weeks: Increased 6MW distance: treatment effect 31.4 m (p= 0.03) Improved WHO functional class: 98% improved or unchanged (p= 0.04) Barst RJ, et al. J Am Coll Cardiol. 2006;47:2049-2056

THELIN(tm) Safety and Tolerability Favorable liver function test (LFT) elevations* STRIDE-1 (12 Weeks) 0% for THELIN 100 mg 3% for Placebo STRIDE-2 (18 Weeks) 3% for THELIN 100 mg 6% for Placebo 11% for Tracleer(r) ** Class effect seen with THELIN, Tracleer and ambrisentan * Single elevation greater than three times upper limit of normal ** Tracleer is a registered trademark of Actelion Pharmaceuticals Ltd.

THELIN(tm) Safety and Tolerability Adverse events typical for vasodilators E.g.: Headache, nasal congestion, nausea, edema Well-characterized interaction with warfarin Handled by dose adjustment Warfarin requires close monitoring irrespective of treatment selection Monthly liver and pregnancy* testing required * for females of child-bearing potential

THELIN(r) Approved in the EU Approved in August 2006 for marketing in all 27 EU countries THELIN 100 mg indicated for the treatment of patients with PAH classified as World Health Organization functional class III, to improve exercise capacity. Efficacy has been shown in primary (idiopathic) pulmonary hypertension and pulmonary hypertension associated with connective tissue disease (CTD) THELIN is the first selective endothelin A receptor antagonist, and first once daily oral treatment available for PAH patients. EU represents approximately 40-45% of total Tracleer(r) sales 15-20% annual market growth Launched in the UK & Germany Ireland launch expected in near term

THELIN(r) in EU: A 2nd Generation ETRA with Competitive Advantages Once-daily oral tablet Lower rate of liver function test elevations Efficacy demonstrated in PAH associated with CTD No clinically meaningful interaction with sildenafil Only highly selective ETRA for PAH Only ETRA with comparator data Extensively studied in both EU and NA

EU Operations Established EU operations headed by Thierry Plouvier, M.D., headquartered outside London Approximately 35 sales reps. planned for Europe UK & German sales organizations in place Ireland launch near term Additional key countries targeted for 2007 launches Netherlands Spain France Italy

Ready to Launch in the US Sales representatives trained, ready-to-go Average 11 years pharmaceutical sales experience Comments received from FDA on ENCY's plans for its risk map Managed care team in place Top 50 payers targeted Company continues to believe that retaining the US sales force is the best option for realizing the value of Thelin

US Regulatory Status Second FDA "approvable letter" for THELIN(tm) received on July 24 Complete Response accepted Dec. 28 New PDUFA action date June 15, 2007 We remain hopeful that approval can be achieved without additional clinical work

Pipeline Chart PROPRIETARY PRODUCTS Thelin(tm) Oral Thelin(tm) Oral- US CCR9 PC2 Oral* PC3 Intravenous PAH Undisclosed ILD Thelin(tm) Oral Undisclosed Post-surgery PH TBC3711 Oral Thelin(tm) Intravenous TBC3711 Intravenous IBD Undisclosed Undisclosed Resistant HTN Undisclosed PARTNERED PRODUCTS Argatroban Bimosiamose TBC4746 HIT, PCI Asthma, Psoriasis MS, Asthma Pre-Clin I II III NDA Market Indication ------------------- Phase ------------------ Thelin(tm) Oral DHF Thelin(r) Oral- EU & Australia PAH PAH * In microdose testing

Senior Management Team with Significant Global Pharmaceutical Experience... Bruce Given, M.D. President and CEO Formerly President, International of Ortho -Clinical Diagnostics, a Johnson & Johnson Company George Cole COO Formerly President of Altana Pharma U.S. Richard Dixon, Ph.D. CSO Formerly Director & Head of Molecular Biology at Merck Sharp & Dohme Research Laboratories a Division of Merck & Co. Gordon Busenbark CFO Formerly President of Plasma Therapeutics for Baxter Healthcare Corporation's Bioscience Division

Financial Highlights Cash & Investments at 3/1/07 2006 Financial Snapshot: Revenues $19M R&D Exp. $64.4M SG&A $63.7M Net loss year $109.3M Cash 12/31/06 $43.8M $71.9M * $10M pending UK tax relief. Note offering backed by Argatroban royalty $55.0M*

Summary In US: 1 product approved, and 1 "approvable" In EU: THELIN approved -- launched in UK & Germany THELIN approved in Australia 2 active regulatory filings Ready for US commercial launch Additional indications for THELIN(tm) in clinical development Robust pipeline

Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among these risks, trends and uncertainties are decisions by the FDA regarding whether and when to approve Thelin(tm) as well as their decisions regarding labeling and other matters that could affect the availability or commercial potential of Thelin; timing and outcome of regulatory action on competing products; sales levels of our products and availability of financing and revenues sufficient to fund research and development of product candidates, commercial business operations and to repay our outstanding indebtedness; our estimate of the sufficiency of our existing capital resources; market acceptance of Thelin and the actual rate of acceptance; our ability to raise additional capital to fund cash requirements for future operations; timing and cost of our clinical trials; success of our drug research and development activities; our ability to protect our patents and other intellectual property for Thelin; estimates concerning the PAH patient population and PAH diagnosis rates; our ability to predict revenues from Thelin and expense levels in 2007 and beyond; and our ability to quickly and successfully commercialize Thelin in the EU and Australia, as well as the speed with which pricing and reimbursement approvals and product launches for Thelin may be achieved in Ireland, Netherlands and other countries of the EU, and in Australia. In particular, careful consideration should be given to cautionary statements made in the various reports Encysive Pharmaceuticals Inc. has filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and in its reports on Forms 10-Q and 8-K. The Company undertakes no duty to update or revise these forward-looking statements.

Cowen and Company 27th Annual Health Care Conference March 13, 2007